                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 2001
       ------------------------------------------------------------------


                         Frontier Financial Corporation
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


                Washington              0-15540           91-1223535
       ------------------------------------------------------------------
       (State or other jurisdiction   (Commission   (IRS Employer Identi-
             of incorporation)        File Number)     fication Number)

               332 SW Everett Mall Way, Everett, Washington 98204
               --------------------------------------------------
                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (425) 514-0700
       ------------------------------------------------------------------


ITEM 5.  Other Events

         Effective February 2, 2001, Frontier Financial Corporation, Everett, Washington ("Frontier") completed its acquisition of Interbancorp, Inc., Duvall, Washington. The acquisition was accomplished pursuant to an Agreement and Plan of Mergers dated as of October 23, 2000 (the "Merger Agreement").

         The Merger Agreement was included as Appendix A to the Proxy Statement/Prospectus dated December 15, 2000, previously filed by Frontier as part of its Registration Statement on Form S-4 with the Securities and Exchange Commission.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial statements - not applicable.

         (b) Pro forma financial information - not applicable.

         (c) Exhibits:

             99         Press Release


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Dated: February 2, 2001.

                                    FRONTIER FINANCIAL CORPORATION

                                    By: /s/ Robert J. Dickson
                                        --------------------------------------
                                    Robert J. Dickson, Chief Executive Officer


                                       2